SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 30, 2025

GEOVAX LABS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39563	87-0455038
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

1900 Lake Park Drive, Suite 380
Smyrna, Georgia 30080
(Address of principal executive offices) (Zip code)

(678) 384-7220
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions.

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GOVX	The Nasdaq Capital Market

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial reporting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K and other reports filed by GeoVax Labs, Inc. (the “Company,” “us” or “we”) from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain forward-looking statements and information that are based upon beliefs of, and information currently available to, the Company’s management as well as estimates and assumptions made by the Company’s management. When used in the Filings the words “believe,” “look forward to,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “desire,” “target,” “potential,” “is likely,” “will,” “expect” or the negative of these terms and similar expressions as they relate to the Company or the Company’s management identify forward looking statements.  Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned. Except as required by law, the Company does not undertake to update its forward-looking statements.

Item 1.01         Entry into a Material Definitive Agreement.

On September 30, 2025, GeoVax Labs, Inc. (the “Company”) entered into a placement agency agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC (the “Placement Agent”) and a securities purchase agreement (the “Purchase Agreement”) with purchasers party thereto pursuant to which the Company agreed to sell, in a registered direct offering (the “Offering”), an aggregate of 3,968,256 shares (the “Shares”) of the Company’s common stock, $0.001 par value per share (the “Common Stock”). In a concurrent private placement, the Company offered common warrants to the purchasers, with each warrant exercisable to purchase one share of Common Stock (the “Common Warrants”), with three Common Warrant to accompany each share of Common Stock sold in the Offering, and to purchase in the aggregate of 11,904,768 shares of Common Stock (the “Common Warrant Shares”). The public offering price was $0.63 for each Share coupled with the Common Warrants. The Common Warrants have an exercise price of $0.63 per share. Under the terms of the Purchase Agreement and to comply with Nasdaq rules, the Company is required to hold a special meeting of stockholders to approve the issuance of the Common Warrant Shares; the Common Warrants will be exercisable upon obtaining stockholder approval at the special meeting and will expire five years from the date of such approval.

The net proceeds of the Offering, after deducting the placement agent’s fees and expenses and other offering expenses payable by the Company and excluding the net proceeds, if any, from the exercise of the Common Warrants, is approximately $2,325,000. The Company intends to use the net proceeds from the Offering to advance our product candidates, including research and technical development, manufacturing, clinical studies, capital expenditures and working capital. The Offering closed on September 30, 2025.

In the Purchase Agreement, the Company agreed, subject to certain exceptions, not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock or file any registration statement or prospectus, or any amendment or supplement thereto for 45 days after the closing date of the Offering. In addition, the Company has agreed not to effect or enter into an agreement to effect any issuance of Common Stock or any securities convertible into or exercisable or exchangeable for shares of Common Stock involving a variable rate transaction (as defined in the Purchase Agreement) for six months after the closing date of the Offering, subject to certain exceptions.

Each of the Placement Agency Agreement and the Purchase Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the purchasers, including for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Purchase Agreement were made only for the purposes of such agreements and as of specific dates, were solely for the benefit of the parties to such agreements and may be subject to limitations agreed upon by the contracting parties.

A holder will not have the right to exercise any portion of the Common Warrants if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Common Warrants.

In connection with this Offering, the Company is obligated to file a registration statement with the SEC to register the shares underlying the warrants sold in the offering under the Securities Act, within 30 days of the closing of the Offering and have such registration statement declared effective by the SEC within 50 days of such closing.

The Company paid the Placement Agent as compensation a cash fee equal to 7.0% of the gross proceeds of the Offering plus reimbursement of certain expenses and legal fees.

The Shares were offered by the Company pursuant to a Prospectus Supplement to the Registration Statement on Form S-3 originally filed on March 1, 2024, with the Securities and Exchange Commission (the “SEC”) under the Securities Act (File No. 333-277585), and declared effective on March 13, 2024.

The foregoing description of the material terms of the Placement Agency Agreement, the Purchase Agreement and the Common Warrants is not complete and is qualified in its entirety by reference to the full text of the form of Placement Agency Agreement, the form of Purchase Agreement and the form of Common Warrant, copies of which are filed as Exhibits 10.1, 10.2 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The legal opinion, including the related consent, of Womble Bond Dickinson (US) LLP relating to the legality of the issuance and sale of Shares in the Offering is filed as Exhibit 5.1 to this Current Report.

Item 3.02         Material Modification to Rights of Security Holders.

The Company has agreed to issue the Common Warrants pursuant to the exemption from the registration requirements of the Securities Act, available under Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated thereunder and intends to issue the Common Warrant Shares pursuant to the same exemption. The description of the Common Warrants under Item 1.01 of this Form 8-K is incorporated by reference herein. The Form of Common Warrant has been filed as an exhibit to this Form 8-K and are incorporated by reference herein.

Item 7.01         Regulation FD Disclosure.

On September 30, 2025, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01         Financial Statements and Exhibits.

(d)     Exhibits
Exhibit No.	Description
4.1	Form of Common Warrant
5.1	Opinion of Womble Bond Dickinson (US) LLP
10.1	Form of Placement Agency Agreement
10.2	Form of Purchase Agreement
23.1	Consent of Womble Bond Dickinson (US) LLP (contained in Exhibit 5.1)
99.1	Press Release dated September 30, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2025

GEOVAX LABS, INC.

By:	/s/ Mark W. Reynolds
Mark W. Reynolds
Chief Financial Officer

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